Exhibit 99.1
INDEX TO FINANCIAL STATEMENTS
Accountant’s Letter dated September 13, 2010
Unaudited Consolidated Balance Sheets for the years ended December 31, 2009 and 2008
Unaudited Consolidated Statements of Operations for the years ended December 31, 2009 and 2008
Unaudited Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2009 and 2008
Unaudited Consolidated Statements of Cash Flows for the periods ended December 31, 2009 and 2008

September 13, 2010
The Board of Directors
Consulier Engineering, Inc.
Jupiter, FL 33477
We have compiled the accompanying Consolidated Balance Sheets at December 31, 2009, and 2008, the Condensed Consolidated Statements of Operations for the years ended December 31, 2009 and 2008, the Condensed Consolidated Statements of Stockholders’ Equity at December 31, 2009, and 2008, and the Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.
A compilation is limited to presenting in the form of Financial Statements information that is the representation of management. We have not audited or reviewed the accompanying Financial Statements and, accordingly, do not express an opinion or any other form of assurance on them.
Management has elected to omit substantially all of the disclosures ordinarily included in Financial Statements prepared on the income tax basis of accounting. If the omitted disclosures were included in the Financial Statements, they might influence the user’s conclusions about the company’s assets, liabilities, equity, revenues and expenses. Accordingly, these Financial Statements are not designed for those who are not informed about such matters.
We are not independent with respect to Consulier Engineering, Inc.

/s/ S. Barrie Godown
S. Barrie Godown, C.P.A., P.A.

1061 E. INDIANTOWN ROAD / SUITE 104 / JUPITER, FLORIDA 33477 / 561-746-0999

CONSULIER ENGINEERING, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2009 AND 2008

	2009	2008
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$406,950	$270,192
Receivables	1,385,140	1,266,429
Inventories	83,490	117,831
Deferred Implementation Costs	2,635,871	2,293,464
Other Current Assets	465,091	252,385
Deferred Income Taxes	291,281	364,615

Total Current Assets	5,267,823	4,564,916

PROPERTY AND EQUIPMENT, Net	1,043,435	1,316,638
CAPITALIZED SOFTWARE DEVELOPMENT COSTS	—	—
PARTNERSHIP AND LIMITED LIABILITY COMPANIES — INVESTMENTS	2,615,519	2,629,017
DEFERRED INCOME TAXES	417,917	496,393
INTANGIBLE ASSETS	—	367,838
OTHER ASSETS	50,898	50,898

TOTAL ASSETS	$9,395,592	$9,425,700

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable and Accrued Liabilities	$1,540,183	1,812,163
Unearned Revenue	1,408,446	1,102,902
Related Party Payable	—	201,992

Total Current Liabilities	2,948,629	3,117,057

NOTES PAYABLE — RELATED PARTY	774,065	968,948
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Common Stock $.01 Par Value:
Authorized 25,000,000 Shares; Issued 5,485,122 Shares	54,851	54,851
Additional Paid-in Capital	4,117,221	4,117,221
Accumulated Deficit	(970,918)	(894,360)

	3,201,154	3,277,712

Less:

Treasury Stock, Cost - 190,374 and 145,262 Shares in 2009 and 2008, respectively	(589,027)	(589,027)
Notes Receivable for Common Stock	(6,651)	(6,651)

Total Stockholders’ Equity	2,605,476	2,682,034

Noncontrolling intereest	3,067,422	2,657,661

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$9,395,592	$9,425,700

See Accountant’s Compilation Letter

CONSULIER ENGINEERING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
Revenue:
Software Licensing Fees	$3,828,856	$2,889,879
Other Revenue	27,360	22,096

Total Revenue	3,856,216	2,911,975

Operating Costs and Expenses:
Cost of Revenue	960,638	1,087,316
Payroll and Related Expense	3,835,498	4,106,157
Selling, General and Administrative	2,382,896	2,487,245
Professional Services	847,470	776,397
Depreciation and Amortization	648,485	1,126,385

Total Operating Costs and Expenses	8,674,987	9,583,500

Operating Loss	(4,818,771)	(6,671,525)

Other Income (Expense):
Investment Income — Related Parties	885,498	3,425,442
Interest Expense	(74,636)	(200,053)
Net Undistibuted Income of Equity Investees	457,978	120,228
Other Income	166,690	166,983
Gain on Disposal of Equipment	—	15,400

Total Other Income (Expense)	1,435,530	3,528,000

(Loss) from Operations Before Minority Interest and Income Taxes	(3,383,241)	(3,143,525)

Minority Interest in Consolidated Subsidiary Losses	3,416,527	2,670,065

Income (Loss) from Operations Before Income Taxes	33,286	(473,460)

Benefit from (provision for) Income Taxes	(109,844)	40,235

Net (Loss)	$(76,558)	$(433,225)

(Loss) Per Share — Basic and Diluted	$(0.01)	$(0.08)

Average shares outstanding-basic and diluted	5,485,122	5,305,158

See Accountant’s Compilation Letter

CONSULIER ENGINEERING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
DECEMBER 31, 2009 AND 2008

							Notes
						Retained	Receivable
					Additional	Earnings	for	Total
	Common Stock		Treasury Stock		Paid-in	(Accumulated	Common	Stockholders–
	Shares	Amount	Shares	Amount	Capital	Deficit)	Stock	Equity
Balance, December 31, 2007	5,485,122	$54,851	145,262	$(427,891)	$4,117,221	$(461,135)	$(29,147)	$3,253,899

Purchase of Treasury Stock			45,112	(161,136)		—	—	(161,136)

Collection of Notes Receivable for common stock							22,496	22,496
Net (Loss)						(433,225)		(433,225)

Balance, December 31, 2008	5,485,122	54,851	190,374	(589,027)	4,117,221	(894,360)	(6,651)	2,682,034

Purchase of Treasury Stock	—	—	—	—	—	—	—	—

Collection of Notes Receivable for common stock	—	—	—	—	—	—	—	—
Net (Loss)	—	—	—	—	—	(76,558)	—	(76,558)

Balance, December 31, 2009	5,485,122	$54,851	190,374	$(589,027)	$4,117,221	$(970,918)	$(6,651)	$2,605,476

See Accountant’s Compilation Letter

CONSULIER ENGINEERING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
Operating Activities:
Net (Loss)	$(76,558)	$(433,225)
Adjustments to Reconcile Net (Loss) to Net Cash (Used in) Operations:
Depreciation and Amortization	648,485	1,126,385
(Gain) Loss on Sale of Equipment	—	(15,400)
Minority Interest in consolidated Subsidiary Losses	3,416,527	(2,670,065)
Write-off of Notes Receivable — Related Parties	—	—
Undistributed Income of Equity Investee	(457,978)	(120,228)
Investment Income	(885,498)	(3,425,442)
Accrued Interest on Notes Payable — Related Party	0	968,948
Deferred Income Taxes	151,810	(27,812)
Changes in Operating Assets and Liabilities:
Decrease (Increase) in Receivables	(118,711)	(338,855)
Decrease (Increase) in Income Tax Receivable	—	—
Decrease (Increase) in Inventories	34,341	(76,844)
Decrease (Increase) in Deferred Implementation Costs	(342,407)	(268,679)
Decrease (Increase) in Other Current Assets	(212,706)	(162,722)
Decrease (Increase) in Other Assets	0	(20,205)
Increase (Decrease) in Accounts Payable and Accrued Liabilities	(271,980)	471,679
Increase (Decrease) in Deferred Revenue	305,544	280,243
Increase (Decrease) in Income Taxes Payable	0	(79,932)

Net Cash (Used in) Operations	2,190,869	(4,792,154)

Investing Activities:
Distributions from Partnership Interest	1,356,974	4,008,583
Purchase Price Adjustment to Intangible Asset	—	—
Acquisition of Property and Equipment	(7,444)	(259,631)
Acquisition of Software Upgrades	—	—

Net Cash Provided by Investing Activities	1,349,530	3,748,952

Financing Activities:
Proceeds from Minority Shareholder in ST, LLC	(3,006,766)	1,699,000
Repayments of Notes Payable-Related Party	(194,883)	—
Proceeds from Notes Receivable for Treasury Stock	—	22,496
Decrease (increase) in Related Party Payable	(201,992)	(579,990)
Purchase of Treasury Stock	0	(161,136)
Repayments to Line of Credit, Net of Proceeds	—	—

Net Cash Provided by Financing Activities	(3,403,641)	980,370

Increase (Decrease) in Cash and Cash Equivalents	136,758	(62,832)
Cash and Cash Equivalents — Beginning of Year	270,192	333,024

Cash and Cash Equivalents — End of Year	$406,950	$270,192

See Accountant’s Compilation Letter

CONSULIER ENGINEERING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash Paid for Interest	$—	$18,589

Cash Paid for Income Taxes	$46,000	$40,669

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Conversion of Note Payable-Related Party to Class A Stock of ST, LLC	$0	$3,405,062

Write-off of Notes Receivable — Related Parties	$—	$200,000

Assignment of Membership Interest to Minority Shareholder	$—	$232,000

Distributions due from Equity Investments	$168,968	$385,508

Issuance of Treasury Stock for Subscription Receivable	$—	$22,496

See Accountant’s Compilation Letter